UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2019

LeMaitre Vascular, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LMAT	The Nasdaq Global Market

Item 9.01.    Financial Statements and Exhibits

On October 11, 2019, LeMaitre Vascular, Inc. (the “Company”) entered into an agreement for the purchase and license of certain assets of the ADAPT® business segment, which included the CardioCel, CardioCel 3D, CardioCel Neo, VascuCel, and VascuCel 3D biologic patch business, of Admedus Ltd and its subsidiaries. ADAPT is a registered trademark of Admedus Ltd or one of its subsidiaries. The Company hereby amends Item 9.01 of its Current Report on Form 8-K, dated October 11, 2019, as follows:

(a) Financial statements of businesses acquired

Audited historical carve-out financial statements of Admedus Ltd’s ADAPT business segment for the year ended December 31, 2018 and unaudited historical carve-out financial statements of Admedus Ltd’s ADAPT business segment for the nine months ended September 30, 2019 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro forma financial information

Pro Forma condensed combined financial statements for the nine-month period ended September 30, 2019 and year ended December 31, 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K/A:

Exhibit        Document Description

23.1             Consent of Independent Registered Public Accounting Firm

99.1             Audited historical carve-out financial statements of Admedus Ltd’s ADAPT business segment for the year ended December 31, 2018 and unaudited historical carve-out financial statements of Admedus Ltd’s ADAPT business segment for the nine months ended September 30, 2019

99.2             Unaudited Pro Forma Condensed Combined Financial Statements for the Nine-Month Period Ended September 30, 2019 and the Year Ended December 31, 2018

EXHIBIT INDEX

Exhibit No.	Description

EX-23.1	Consent of Independent Registered Public Accounting Firm

EX-99.1

Audited historical carve-out financial statements of Admedus Ltd’s ADAPT business segment for the year ended December 31, 2018 and Unaudited historical carve-out financial statements of Admedus Ltd’s ADAPT business segment for the nine months ended September 30, 2019

EX-99.2	Unaudited Pro Forma Condensed Combined Financial Statements for the Nine-Month Period Ended September 30, 2019 and Year Ended December 31, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: November 14, 2019	By	/s/ Joseph P. Pellegrino, Jr.
		Name:	Joseph P. Pellegrino, Jr.
		Title:	Chief Financial Officer and Secretary

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